SECOND AMENDMENT TO GROUND LEASE
                        --------------------------------

         SECOND AMENDMENT TO GROUND LEASE dated as July 6, 2000 (the "Second ,Amendment"), to the Ground Lease dated as of November 30, 1984, (the 'Ground Lund Lease") by and between GUILFORD MILLS, INC., a Delaware corporation ("Landlord"), and COGENTRIX EASTERN CAROLINA CORPORATION ("Tenant"), a North Carolina corporation and the successor to Cogentrix Carolina Leasing Corporation. Terms used herein which are not defined are used as defined in the Ground Lease.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Landlord and Tenant have agreed to extend the initial term of the Ground Lease.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord and Tenant hereby agree as follows:

         1. Amendments to Ground Lease. The Ground Lease is hereby amended by deleting Section 2.1 in its entirety and substituting the following therefor:

         Section 2.1 The initial term of this Lease shall commence as of the 30`h day of November, 1984 (the "Commencement Date") and, unless extended pursuant to the following Section 2.2.1 through 2.2.4, shall end at midnight on December 31, 2001.

         2. Full Force and Effect. Except as modified hereby, and by the First Amendment to Ground Lease dated December 16, 1991, the Ground Lease has not been amended or modified and is and shall remain in full force and effect.

         3. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Ground Lease.

         4. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

         5. Governing Law. This Second Amendment and the Ground Lease, as amended, shall be deemed to be contracts made under and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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